UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

MARCH 31, 2013

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 88.5%
CONSUMER DISCRETIONARY - 16.0%
Auto Components - 1.0%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	300,000		$331,500
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	1,490,000		1,542,150
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	2,410,000		2,464,225	(a)
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	740,000		740,000	(a)(b)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	419,229	(a)

Total Auto Components					5,497,104

Automobiles - 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,840,000		2,053,900
Escrow GCB General Motors	—	—	1,320,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	4,090,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	2,455,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		585,225	(a)

Total Automobiles					2,639,125

Diversified Consumer Services - 1.2%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	990,000		1,100,138	(a)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	1,350,000		1,336,500	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	997,000		1,106,670
ServiceMaster Co., Senior Notes	8.000%	2/15/20	890,000		954,525
ServiceMaster Co., Senior Notes	7.000%	8/15/20	680,000		703,800	(a)
Sotheby’s, Senior Notes	5.250%	10/1/22	1,170,000		1,181,700	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	750,000		800,625

Total Diversified Consumer Services					7,183,958

Hotels, Restaurants & Leisure - 5.8%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,190,000		1,270,325	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,249,876		1,186,240	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	160,000		169,700
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,845,000		1,918,800	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,950,000		1,774,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	2,190,000		2,031,225
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	580,000		583,625	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,340,000		1,509,175
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,740,000		1,783,500	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,290,000		1,431,900	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	1,455,000		909	(a)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,840,000		1,729,600	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,420,000		1,487,450	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	640,000		689,600	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,117,141		1,223,270	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,230,000		1,242,300	(a)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	190,000		206,150	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Hotels, Restaurants & Leisure - continued
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,072,000	$3,025,920	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	580,000	590,875	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	3,628,000	4,099,640
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	330,000	360,525	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,990,000	2,154,175
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	2,755,000	2,741,225	(a)(g)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	230,000	245,525	(a)

Total Hotels, Restaurants & Leisure				33,456,154

Household Durables - 0.7%
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	1,110,000	1,100,618
RSI Home Products Inc., Secured Notes	6.875%	3/1/18	590,000	598,850	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.000%	2/1/23	540,000	556,200	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,560,000	1,700,400	(a)

Total Household Durables				3,956,068

Media - 5.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	490,000	537,775
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,760,000	1,966,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	1,020,000	1,002,150
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,200,000	900,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,040,000	1,097,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	440,000	458,700	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	850,000	887,188
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	360,000	372,150
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,580,000	2,892,825
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,000,000	1,110,000
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	710,000	770,350	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,590,000	1,695,337
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	570,000	527,250	(a)
Lynx II Corp., Senior Notes	6.375%	4/15/23	2,230,000	2,335,925	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	720,000	727,200	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,330,000	2,440,675	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	4.500%	10/1/20	1,360,000	1,358,300	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,150,000	1,190,250	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,000,000	992,500	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	2,440,000	2,610,800	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	450,000	486,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,050,000	1,172,062	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	780,000	838,500	(a)
Virgin Media Finance PLC, Senior Notes	4.875%	2/15/22	620,000	627,750

Total Media				28,997,687

Multiline Retail - 0.3%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	283,000	284,415

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Multiline Retail - continued
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	1,670,000	$1,672,088

Total Multiline Retail				1,956,503

Specialty Retail - 1.3%
American Greetings Corp., Senior Notes	7.375%	12/1/21	69,000	69,690
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	2,510,000	2,604,210	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,100,000	1,094,500	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,380,000	2,240,175
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	270,000	279,450	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,180,000	1,289,150	(a)

Total Specialty Retail				7,577,175

Textiles, Apparel & Luxury Goods - 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	874,650	(a)

TOTAL CONSUMER DISCRETIONARY				92,138,424

CONSUMER STAPLES - 2.5%
Beverages - 0.3%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	1,620,000	1,622,025	(a)

Food Products - 1.2%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	2,290,000	2,401,638	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	648,000	698,220	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	400,000	437,500
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,755,000	2,737,781	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	670,000	706,850	(a)

Total Food Products				6,981,989

Household Products - 0.5%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	360,000	379,800	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	400,000	429,500	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	610,000	661,850	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,500,000	1,511,250	(a)

Total Household Products				2,982,400

Tobacco - 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,492,000	2,632,175

TOTAL CONSUMER STAPLES				14,218,589

ENERGY - 18.3%
Energy Equipment & Services - 2.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	830,000	902,625
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	90,000	92,700
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	830,000	871,500
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,480,000	1,539,200
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	960,000	1,034,400	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	3,430,000	3,721,550	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,690,000	1,761,825
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,200,000	1,284,000
Oil States International Inc., Senior Notes	5.125%	1/15/23	1,120,000	1,120,000	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,640,000	1,787,600
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	890,000	974,550	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,370,000	1,532,687

Total Energy Equipment & Services				16,622,637

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - 15.4%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	2,080,000	$2,054,000
Arch Coal Inc., Senior Notes	8.750%	8/1/16	490,000	509,600
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,280,000	1,155,200
Arch Coal Inc., Senior Notes	9.875%	6/15/19	520,000	533,000	(a)
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,000,000	897,500
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	500,000	521,250	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,200,000	1,194,000	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,190,000	1,264,375
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,250,000	1,400,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	660,000	739,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	810,000	913,275	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	780,000	832,650
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,010,000	1,146,350
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	300,000	319,125
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	2,130,000	2,159,287
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	450,000	477,000
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	500,000	536,250
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	1,740,000	1,792,200	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,625,000	1,706,250
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	990,000	1,084,050
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,606,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,920,000	2,126,400
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	70,000	72,275
Continental Resources Inc., Senior Notes	7.125%	4/1/21	250,000	283,125
Continental Resources Inc., Senior Notes	5.000%	9/15/22	4,690,000	4,983,125
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,173,318	2,010,319	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,560,000	1,688,700
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	560,000	593,600	(a)
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	970,000	991,825	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	732,000	819,840
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	600,000	691,500
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	25,000	29,000	(g)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,120,000	1,176,000	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,170,000	2,053,362
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,520,000	1,679,600	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,210,000	1,303,775	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	560,000	611,800	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.500%	3/1/20	2,250,000	2,390,625	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,480,000	1,672,400
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,070,000	2,173,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,090,000	1,144,500	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	140,000	152,950
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	403,000	435,240

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,203,000	$1,296,233
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	1,930,000	1,888,988
MEG Energy Corp., Senior Notes	6.500%	3/15/21	840,000	894,600	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,980,000	2,059,200	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,430,000	1,115,400
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	590,000	455,775	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	900,000	702,000	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,340,000	1,413,700	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,430,000	1,530,100
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	200,000	219,000
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	710,000	777,450
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,390,000	2,712,650
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,260,000	1,403,325
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	757,750	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	750,000	778,125
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	510,000	501,713
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,815,000	3,891,300
Range Resources Corp., Senior Notes	5.000%	8/15/22	2,210,000	2,254,200
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	164,250
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	290,000	311,025
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	380,000	418,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	170,000	181,900
Samson Investment Co., Senior Notes	9.750%	2/15/20	4,390,000	4,664,375	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	1,410,000	1,466,400
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	100,000	103,750
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	880,000	932,800	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	550,000	552,750	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,480,000	1,616,900
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	540,000	569,700	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,270,000	1,611,700	(a)

Total Oil, Gas & Consumable Fuels				89,169,082

TOTAL ENERGY				105,791,719

FINANCIALS - 6.2%
Capital Markets - 0.1%
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	880,000	983,366

Commercial Banks - 2.4%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,740,000	2,330,504	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	650,000	641,062
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	720,000	738,341
CIT Group Inc., Senior Notes	4.250%	8/15/17	3,120,000	3,260,400
CIT Group Inc., Senior Notes	5.500%	2/15/19	110,000	120,725	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	770,000	842,187	(a)(g)(h)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,620,000	1,732,204	(a)(h)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	540,000	722,250	(a)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,260,000	1,310,400	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	390,000	401,700
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	450,000	506,521
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	990,000	1,059,231	(g)(h)

Total Commercial Banks				13,665,525

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance - 0.8%
Ally Financial Inc., Senior Notes	4.625%	6/26/15	1,380,000		$1,443,886
Ally Financial Inc., Senior Notes	5.500%	2/15/17	750,000		811,307
Ally Financial Inc., Senior Notes	8.000%	3/15/20	870,000		1,078,800
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	820,000	EUR	1,144,373

Total Consumer Finance					4,478,366

Diversified Financial Services - 2.0%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,169,000		2,342,520
ILFC E-Capital Trust I	4.680%	12/21/65	1,000,000		875,000	(a)(g)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	600,000		682,500
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	900,000		1,058,625
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000		637,325
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,280,000		1,414,400	(a)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	7/1/21	1,550,000		1,615,875	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,340,000		1,457,250
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,390,000		1,497,725	(a)(g)

Total Diversified Financial Services					11,581,220

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	910,000		928,200	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	490,000		472,850	(g)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	830,000		966,950	(a)

Total Insurance					2,368,000

Real Estate Investment Trusts (REITs) - 0.5%
Geo Group Inc., Senior Notes	7.750%	10/15/17	585,000		623,025
Geo Group Inc., Senior Notes	5.125%	4/1/23	2,170,000		2,191,700	(a)

Total Real Estate Investment Trusts (REITs)					2,814,725

TOTAL FINANCIALS					35,891,202

HEALTH CARE - 5.4%
Health Care Equipment & Supplies - 0.3%
Hologic Inc., Senior Notes	6.250%	8/1/20	680,000		723,350
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,260,000		1,250,550

Total Health Care Equipment & Supplies					1,973,900

Health Care Providers & Services - 4.5%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	774,000		948,150
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	870,000		898,275	(a)
Catalent Pharma Solutions Inc., Senior Subordinated Notes	9.750%	4/15/17	3,820,000	EUR	5,036,225
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	470,000		520,525
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	910,000		987,350
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/15/18	410,000		429,475
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,825,000		2,853,250
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,030,000		1,130,425
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	450,000		469,125
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	830,000		900,550
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	860,000		959,975	(a)
HCA Inc., Notes	7.690%	6/15/25	1,675,000		1,788,063
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,900,000		2,047,250

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - continued
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	730,000	$767,413
INC Research LLC, Senior Notes	11.500%	7/15/19	510,000	546,975	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	510,000	490,875	(a)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,600,000	1,668,000
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,000,000	1,110,000
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,500,000	1,687,500
Tenet Healthcare Corp., Senior Secured Notes	4.750%	6/1/20	500,000	502,500	(a)
US Oncology Inc. Escrow	—	—	1,190,000	23,800	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	195,000	207,431

Total Health Care Providers & Services				25,973,132

Health Care Technology - 0.3%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	1,570,000	1,675,975

Pharmaceuticals - 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	990,000	1,043,831	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	480,000	505,800	(a)

Total Pharmaceuticals				1,549,631

TOTAL HEALTH CARE				31,172,638

INDUSTRIALS - 14.4%
Aerospace & Defense - 1.7%
DigitalGlobe Inc., Senior Notes	5.250%	2/1/21	700,000	695,625	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,020,000	1,122,000
GenCorp Inc., Secured Notes	7.125%	3/15/21	780,000	822,900	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,180,000	2,398,000
Triumph Group Inc., Senior Notes	4.875%	4/1/21	780,000	787,800	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	3,840,000	4,022,400	(a)

Total Aerospace & Defense				9,848,725

Airlines - 1.8%
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	808,854	899,850
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	821,923	863,019	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	830,000	840,375	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,392,000	1,428,540	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	217,731	228,073
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	756,879	857,166
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	467,582	519,016
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	230,000	239,775
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	480,000	507,600	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	386,122	405,930
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	1,073,157	1,201,936
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	615,877	652,830
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	730,000	733,650
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	667,041	685,385

Total Airlines				10,063,145

Building Products - 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,050,000	1,065,750	(a)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	360,000	381,600	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Building Products - continued
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	640,000	$686,400	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	190,000	206,150	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	480,000	524,400	(a)

Total Building Products				2,864,300

Commercial Services & Supplies - 2.8%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,900,000	2,030,000	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	2,260,000	2,254,350
Corrections Corp. of America, Senior Notes	4.125%	4/1/20	480,000	489,000	(a)
Corrections Corp. of America, Senior Notes	4.625%	5/1/23	610,000	624,487	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	509,625	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,630,000	2,781,225
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	2,868,000	3,075,930	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	490,000	525,525	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	894,000	999,045
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	2,490,000	2,776,350

Total Commercial Services & Supplies				16,065,537

Construction & Engineering - 0.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,510,000	1,543,975	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,000,000	1,038,918	(c)(d)

Total Construction & Engineering				2,582,893

Electrical Equipment - 0.8%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	1,040,000	1,032,200	(a)
Belden Inc., Senior Subordinated Notes	5.500%	9/1/22	1,160,000	1,189,000	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,050,600	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,515,000	1,602,113	(a)

Total Electrical Equipment				4,873,913

Machinery - 1.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,900,000	3,016,000	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,050,000	1,162,875	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	740,000	788,100	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	960,000	1,020,000	(a)
Titan International Inc., Senior Secured Notes	7.875%	10/1/17	400,000	430,500	(a)

Total Machinery				6,417,475

Marine - 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	800,471	742,437	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,253,000	1,256,132
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,570,000	1,561,169

Total Marine				3,559,738

Metals & Mining - 0.1%
Steel Dynamics Inc., Senior Notes	5.250%	4/15/23	420,000	425,775	(a)

Road & Rail - 1.7%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,885,070	3,007,685	(b)
HDTFS Inc., Senior Notes	6.250%	10/15/22	570,000	618,450
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,227,000	2,382,890	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Road & Rail - continued
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	3,787,000	$4,023,688

Total Road & Rail				10,032,713

Trading Companies & Distributors - 0.9%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,330,000	1,444,713	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,860,000	2,046,000	(a)
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	160,000	159,600
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	520,000	518,700
Rexel SA, Senior Notes	5.250%	6/15/20	1,180,000	1,194,750	(a)

Total Trading Companies & Distributors				5,363,763

Transportation - 1.8%
CMA CGM, Senior Notes	8.500%	4/15/17	2,560,000	2,368,000	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,789,250	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,310,000	1,303,450	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,010,000	3,198,125	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	30,000	31,875	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,390,000	1,429,962	(a)

Total Transportation				10,120,662

Transportation Infrastructure - 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	770,000	825,825	(a)

TOTAL INDUSTRIALS				83,044,464

INFORMATION TECHNOLOGY - 1.9%
Communications Equipment - 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	1,110,000	1,162,725	(a)

Electronic Equipment, Instruments & Components - 0.4%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	2/15/21	540,000	560,250	(a)
NXP BV/NXP Funding LLC, Senior Notes	5.750%	3/15/23	1,420,000	1,448,400	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	377,000	429,780	(a)

Total Electronic Equipment, Instruments & Components				2,438,430

Internet Software & Services - 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	860,000	963,200

IT Services - 0.4%
First Data Corp., Secured Notes	8.250%	1/15/21	1,000,000	1,040,000	(a)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	1,210,000	1,261,425	(a)

Total IT Services				2,301,425

Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	330,000	299,475	(a)

Software - 0.6%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,290,000	1,331,925	(a)
Nuance Communications Inc., Senior Notes	5.375%	8/15/20	2,360,000	2,389,500	(a)

Total Software				3,721,425

TOTAL INFORMATION TECHNOLOGY				10,886,680

MATERIALS - 11.4%
Chemicals - 1.9%
Ashland Inc., Senior Notes	4.750%	8/15/22	1,410,000	1,434,675	(a)
Axiall Corp., Senior Notes	4.875%	5/15/23	940,000	956,450	(a)
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	630,000	641,025	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chemicals - continued
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	1,250,000		$1,253,125	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	636,000	EUR	821,371	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	860,961	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	634,629	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	330,000	EUR	475,972	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	930,000		1,050,900
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	470,000		556,950
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	930,000		1,090,425
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	500,000		512,500	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	608,000	EUR	816,385	(a)

Total Chemicals					11,105,368

Containers & Packaging - 3.3%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,390,000		1,539,425	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	886,015	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	910,000		1,003,275	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	860,000		883,650	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	1,000,000		987,500	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	1,620,000	EUR	2,076,598	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,570,000	EUR	2,067,850	(a)
Crown Americas LLC/Crown Americas Capital Corp. IV, Senior Notes	4.500%	1/15/23	760,000		737,200	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,580,000		1,655,050	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	140,000		133,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,570,000		1,660,275
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	980,000		1,074,325
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.250%	2/15/21	370,000		381,100
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,900,000		1,935,625
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,120,000	(a)

Total Containers & Packaging					19,140,888

Metals & Mining - 5.0%
ArcelorMittal, Senior Notes	5.000%	2/25/17	80,000		83,720
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,940,000		2,039,636
ArcelorMittal, Senior Notes	6.750%	2/25/22	910,000		994,506
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	1,920,000		2,028,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	30,000		30,938	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	2,060,000		2,116,650	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	1,110,000		1,166,888	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	290,000		312,838	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,660,000		1,684,900	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,520,000		2,217,600	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	870,000		793,875	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining - continued
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,540,000	$1,516,900
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	950,000	950,000	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	900,000	1,005,750	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,320,000	1,425,600	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,970,000	2,152,225	(a)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	880,000	991,100	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,450,000	1,477,187	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	680,000	734,400	(a)
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	980,000	1,058,400	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	630,000	663,075	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,570,000	1,534,675
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,420,000	1,540,700

Total Metals & Mining				28,519,563

Paper & Forest Products - 1.2%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	547,000	578,453	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,267,000	2,522,037
Boise Cascade LLC/Boise Cascade Finance Corp., Senior Notes	6.375%	11/1/20	460,000	488,175	(a)
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	710,000	695,800	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	860,000	954,600	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,150,000	1,242,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	671,000	543,510

Total Paper & Forest Products				7,024,575

TOTAL MATERIALS				65,790,394

TELECOMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 4.4%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	385,000	365,750
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,900,000	2,104,250	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	380,000	404,700	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,030,000	2,230,462
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,450,000	1,613,125
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,403,000	1,494,195
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	570,000	587,100	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	620,000	612,250	(a)(g)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,820,000	2,029,300
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,318,000	1,436,620
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	690,000	719,325
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,310,000	1,447,550	(a)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	660,000	717,750	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,390,464	5,606,083	(a)(b)
Windstream Corp., Senior Notes	7.500%	6/1/22	430,000	460,100
Windstream Corp., Senior Notes	7.500%	4/1/23	3,258,000	3,453,480

Total Diversified Telecommunication Services				25,282,040

Wireless Telecommunication Services - 2.3%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,200,000	1,311,000
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,300,000	1,329,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,231,000	3,852,968
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,400,000	2,967,000	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	2,200,000	2,420,000

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services - continued
Sprint Nextel Corp., Senior Notes	6.000%	11/15/22	1,300,000	$1,335,750

Total Wireless Telecommunication Services				13,215,968

TOTAL TELECOMMUNICATION SERVICES				38,498,008

UTILITIES - 5.7%
Electric Utilities - 2.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,227,050
DPL Inc., Senior Notes	7.250%	10/15/21	780,000	826,800
Electricite de France S.A., Subordinated Notes	5.250%	1/29/23	360,000	357,638	(a)(g)(h)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	773,657	852,957
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	5,590,000	6,107,075
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,395,955	1,368,036	(i)

Total Electric Utilities				11,739,556

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,188,000

Independent Power Producers & Energy Traders - 3.5%
AES Corp., Senior Notes	9.750%	4/15/16	880,000	1,049,400
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,090,000	1,139,050
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,590,000	1,764,900	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	865,000	17,300	(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	3,860,000	4,439,000	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,340,000	1,410,350	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,770,000	1,880,625	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,400,000	2,598,000	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,500,000	1,676,250
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	226,924	254,155
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	555,348	633,096
PPL Energy Supply LLC, Senior Notes	4.600%	12/15/21	2,857,000	3,044,671

Total Independent Power Producers & Energy Traders				19,906,797

TOTAL UTILITIES				32,834,353

TOTAL CORPORATE BONDS & NOTES (Cost - $492,023,613)				510,266,471

COLLATERALIZED SENIOR LOANS - 2.6%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.7%
Equinox Fitness Clubs, Second Lien Term Loan	9.750%	5/16/20	1,210,000	1,234,200	(j)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,610,000	2,825,325	(j)

Total Hotels, Restaurants & Leisure				4,059,525

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	640,000	620,960	(j)

TOTAL CONSUMER DISCRETIONARY				4,680,485

CONSUMER STAPLES - 0.5%
Food Products - 0.5%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000	534,950	(j)
H.J. Heinz Co., Term Loan B2	—	11/13/13	2,510,000	2,510,000	(c)(d)(k)

TOTAL CONSUMER STAPLES				3,044,950

ENERGY - 0.4%
Energy Equipment & Services - 0.2%

Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,270,000	1,203,855	(j)

Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	970,000	998,926	(j)

TOTAL ENERGY				2,202,781

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Immucor Inc.,Term Loan B1	5.750%	8/17/18	499,622		$502,120	(j)

INDUSTRIALS - 0.4%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	2,090,000		2,139,638	(j)

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	1,220,000		1,244,400	(j)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	960,000		1,000,800	(j)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $14,061,880)					14,815,174

CONVERTIBLE BONDS & NOTES - 0.1%
FINANCIALS - 0.1%
Real Estate Investment Trusts (REITs) - 0.1%
Starwood Property Trust Inc., Senior Notes (Cost - $470,000)	4.550%	3/1/18	470,000		516,412

SOVEREIGN BONDS - 0.5%
Mexico - 0.5%
Mexican Bonos, Bonds (Cost - $2,531,330)	6.500%	6/9/22	30,430,000	MXN	2,742,532

			SHARES
COMMON STOCKS - 3.4%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			81,754		163,508	*(c)(d)

ENERGY - 0.9%
Energy Equipment & Services - 0.9%
KCAD Holdings I Ltd.			424,046,710		5,195,844	*(c)(d)

FINANCIALS - 1.9%
Diversified Financial Services - 0.8%
Citigroup Inc.			102,481		4,533,760

Real Estate Management & Development - 1.1%
Realogy Holdings Corp.			133,245		6,494,361	*(c)(d)

TOTAL FINANCIALS					11,028,121

INDUSTRIALS - 0.6%
Building Products - 0.0%
Nortek Inc.			973		69,433	*

Marine - 0.6%
DeepOcean Group Holding AS			111,195		2,204,843	*(c)(d)
Horizon Lines Inc., Class A Shares			818,782		1,146,295	*

Total Marine					3,351,138

TOTAL INDUSTRIALS					3,420,571

MATERIALS - 0.0%
Chemicals - 0.0%
LyondellBasell Industries NV, Class A Shares			63		3,987

TOTAL COMMON STOCKS (Cost - $16,296,655)					19,812,031

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $262,500)	6.000%		10,500	$219,975

PREFERRED STOCKS - 1.6%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Sanchez Energy Corp., Series B	6.500%		27,300	1,414,948	*(a)

FINANCIALS - 1.3%
Consumer Finance - 1.0%
GMAC Capital Trust I	8.125%		202,065	5,496,168	(g)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		61,950	1,771,151	(g)

TOTAL FINANCIALS				7,267,319

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		5,170	558,360	(c)(d)(g)

TOTAL PREFERRED STOCKS (Cost - $8,342,107)				9,240,627

		EXPIRATION DATE	NOTIONAL AMOUNT †
PURCHASED OPTIONS - 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00 (Cost - $175,450)		5/15/13	12,100,000	45,133

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.2%
Jack Cooper Holdings Corp.		12/15/17	2,297	273,343	*
Jack Cooper Holdings Corp.		5/6/18	1,159	137,921	*
SemGroup Corp.		11/30/14	14,326	393,822	*(d)

TOTAL WARRANTS (Cost - $63,365)				805,086

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $534,226,900)				558,463,441

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 2.3%
Repurchase Agreements - 2.3%
Barclays Capital Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $12,998,159; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value - $13,240,699) (Cost - $12,998,000)	0.110%	4/1/13	12,998,000	12,998,000

TOTAL INVESTMENTS - 99.2% (Cost - $547,224,900#)				571,461,441
Other Assets in Excess of Liabilities - 0.8%				4,885,677

TOTAL NET ASSETS - 100.0%				$576,347,118

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

(e)	Value is less than $1.

(f)	The coupon payment on these securities is currently in default as of March 31, 2013.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	The issuer filed for bankruptcy.

(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	All or a portion of this loan is unfunded as of March 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
MXN	— Mexican Peso

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT †	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	$103.00	12,100,000	$151,405
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	98.00	12,100,000	16,009

TOTAL WRITTEN OPTIONS (Premiums received - $160,930)				$167,414

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$506,030,994	$4,235,477	$510,266,471
Collateralized senior loans	—	14,815,174	—	14,815,174
Convertible bonds & notes	—	516,412	—	516,412
Sovereign bonds	—	2,742,532	—	2,742,532
Common stocks	$5,753,475	6,494,361	7,564,195	19,812,031
Convertible preferred stocks	219,975	—	—	219,975
Preferred stocks	8,682,267	558,360	—	9,240,627
Purchased options	—	45,133	—	45,133
Warrants	—	805,086	—	805,086

Total long-term investments	$14,655,717	$532,008,052	$11,799,672	$558,463,441

Short-term investments†	—	12,998,000	—	12,998,000

Total investments	$14,655,717	$545,006,052	$11,799,672	$571,461,441

Other financial instruments:
Forward foreign currency contracts	—	$552,652	—	$552,652

Total	$14,655,717	$545,558,704	$11,799,672	$572,014,093

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$167,414	—	$167,414
Futures contracts	$11,975	—	—	11,975
Credit default swaps on credit indices - buy protection‡	—	1,910,450	—	1,910,450

Total	$11,975	$2,077,864	—	$2,089,839

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCKS	TOTAL
Balance as of December 31, 2012	$3,815,832	$12,912,695	$16,728,527
Accrued premiums/discounts	23,565	—	23,565
Realized gain (loss)(1)	—	—	—
Change in unrealized appreciation (depreciation)(2)	413,380	1,145,861	1,559,241
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3(3)	—	—	—
Transfers out of Level 3(4)	(17,300)	(6,494,361)	(6,511,661)

Balance as of March 31, 2013	$4,235,477	$7,564,195	$11,799,672

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2013(2)	$433,520	$67,243	$500,763

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Schedule of Investments (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of Investments (unaudited) (continued)

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $2,077,864. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,300,000, which could be used to reduce the required payment.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$34,154,512
Gross unrealized depreciation	(9,917,971)

Net unrealized appreciation	$24,236,541

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	9	6/13	$1,288,244	$1,300,219	$(11,975)

During the period ended March 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$58,800,000	$311,600
Options written	24,200,000	160,930
Options closed	(11,600,000)	(60,320)
Options exercised	—	—
Options expired	(47,200,000)	(251,280)

Written options, outstanding as of March 31, 2013	$24,200,000	$160,930

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	Credit Suisse	1,200,000	$1,538,713	5/16/13	$72,089
Euro	Credit Suisse	2,940,243	3,770,159	5/16/13	217,693
Euro	Credit Suisse	4,100,000	5,257,269	5/16/13	118,097
Euro	Royal Bank of Scotland PLC	2,100,000	2,692,748	5/16/13	144,773

Net unrealized gain on open forward foreign currency contracts					$552,652

At March 31, 2013, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†		MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.17 Index)	$2,976,000	12/20/16	5.000 quarterly	%	$(170,735)	$65,693	$(236,428)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,728,000	12/20/16	5.000 quarterly	%	(99,136)	39,803	(138,939)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,552,000	12/20/16	5.000 quarterly	%	(203,780)	85,225	(289,005)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	891,000	6/20/17	5.000 quarterly	%	(45,644)	3,630	(49,274)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	2,475,000	6/20/17	5.000 quarterly	%	(126,789)	27,999	(154,788)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	3,168,000	6/20/17	5.000 quarterly	%	(162,290)	14,915	(177,205)
BNP Paribas (Markit CDX.NA.HY.18 Index)	3,762,000	6/20/17	5.000 quarterly	%	(192,719)	143,781	(336,500)
BNP Paribas (Markit CDX.NA.HY.19 Index)	11,600,000	12/20/17	5.000 quarterly	%	(475,159)	(343,349)	(131,810)
BNP Paribas (Markit CDX.NA.HY.19 Index)	5,300,000	12/20/17	5.000 quarterly	%	(217,099)	(113,329)	(103,770)
BNP Paribas (Markit CDX.NA.HY.19 Index)	5,300,000	12/20/17	5.000 quarterly	%	(217,099)	(107,672)	(109,427)

Total	$40,752,000				$(1,910,450)	$(183,304)	$(1,727,146)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

			Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Unrealized Appreciation	Swap Contracts, at value	Total
Interest Rate Risk	—		$(11,975)	—	—	$(11,975)
Foreign Exchange Risk	—	—	—	$552,652	—	552,652
Credit Risk	$45,133	$(167,414)	—	—	$(1,910,450)	(2,032,731)

Total	$45,133	$(167,414)	$(11,975)	$552,652	$(1,910,450)	$(1,492,054)

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$216,119
Written options	221,550
Futures contracts (to sell)	971,367
Forward foreign currency contracts (to sell)	10,066,581

Average notional balance
Credit default swap contracts (to buy protection)	$29,652,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 24, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2013